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                                                                     Rule 497(e)
                                               File Nos. 33-73832 and 811--8268

                                 FIRSTHAND FUNDS

                     Supplement dated August 20, 2002 to the
                         Prospectus dated April 30, 2002


FOR SHAREHOLDERS OF EACH FIRSTHAND FUND:

The Section titled "Exchanging and Selling Shares - Exchange to the SSgA Money Market Fund" on page 29 of the prospectus is hereby replaced in its entirety with the following:

EXCHANGE TO THE SSgA MONEY MARKET FUND You may also exchange your shares for shares of SSgA Money Market Fund, which is a portfolio of the SSgA Funds, if such shares are offered in your state of residence. The SSgA Funds is an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, MA 02110, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

INVESTMENTS IN THE SSgA FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


FOR SHAREHOLDERS IN THE FIRSTHAND COMMUNICATIONS FUND ONLY:

New shareholders are no longer being accepted into the Firsthand Communications Fund. This is because the Board of Trustees has approved the proposed reorganization of the Firsthand Communications Fund into the Firsthand Technology Value Fund. A Notice of a Special Meeting of Shareholders of Firsthand Communications Fund and a combined proxy statement and prospectus seeking shareholder approval for this reorganization will be sent to shareholders in the near future. If the reorganization is approved by shareholders of Firsthand Communications Fund, those shareholders, upon the closing of the reorganization, will receive shares of Firsthand Technology Value Fund having the same aggregate net asset value as the shares they hold of Firsthand Communications Fund.